Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement
Third Quarter 2025

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments
	5	Statements of Adjusted Earnings by Segment
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics

Other Information
	17	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-3	Non-GAAP and Other Financial Disclosures
	A-7	Acronyms
A-8
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-9	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-10	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-11	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Net income (loss) available to shareholders	$453	$60	$(294)	$646	$150
Adjusted earnings (2)	$970	$198	$235	$304	$767
Adjusted earnings, less notable items (2)	$261	$198	$245	$352	$243
Total corporate expenses (3)	$205	$202	$239	$210	$203
Combined total adjusted capital (4), (5)	$5,400	$5,560	$5,549	$5,373	$5,699
Combined risk-based capital ratio (4), (5), (6)	435%-455%	405%-425%	420%-440%	402%	400%-420%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$6,363	$5,673	$5,239	$4,959	$5,525
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$4,664	$3,974	$3,540	$3,260	$3,826
Less: AOCI	(4,020)	(4,257)	(4,670)	(5,278)	(4,127)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,684	$8,231	$8,210	$8,538	$7,953

Return on Common Equity (1)
Return on common equity	22.5%	16.5%	16.4%	9.4%	(45.3)%
Return on common equity, excluding AOCI	10.4%	6.9%	6.3%	3.5%	(15.6)%
Adjusted return on common equity, excluding AOCI	20.5%	18.4%	20.4%	16.2%	14.3%

Earnings Per Common Share, Diluted (1), (7)
Net income (loss) available to shareholders per common share	$7.89	$1.02	$(5.04)	$10.79	$2.47
Adjusted earnings per common share	$16.87	$3.43	$4.01	$5.07	$12.58
Adjusted earnings, less notable items per common share	$4.54	$3.43	$4.17	$5.88	$3.99
Weighted average common shares outstanding	57,512,901	57,734,170	58,697,818	59,823,854	60,949,819

Book Value Per Common Share
Book value per common share (1)	$81.60	$69.57	$61.17	$55.60	$63.94
Book value per common share, excluding AOCI (1)	$151.94	$144.09	$141.87	$145.63	$132.91
Ending common shares outstanding	57,153,571	57,122,494	57,868,389	58,629,049	59,838,034

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.
(4) Reflects preliminary statutory results as of or for the three months ended September 30, 2025. See additional information on page 22.
(5) Statutory results as of or for the three months ended December 31, 2024 include a $100 million capital contribution to Brighthouse Life Insurance Company made subsequent to December 31, 2024. See additional information on page 22.

(6) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(7) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings (loss) per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Revenues	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Premiums	$170	$166	$186	$207	$180	$522	$563
Universal life and investment-type product policy fees	531	553	543	540	560	1,627	1,576
Net investment income	1,334	1,285	1,297	1,373	1,288	3,916	3,849
Other revenues	143	143	136	150	143	422	429
Revenues before NIGL and NDGL	2,178	2,147	2,162	2,270	2,171	6,487	6,417
Net investment gains (losses)	48	(39)	(83)	(73)	(60)	(74)	(222)
Net derivative gains (losses)	(410)	(1,237)	311	(992)	(93)	(1,336)	(2,676)
Total revenues	$1,816	$871	$2,390	$1,205	$2,018	$5,077	$3,519

Expenses
Policyholder benefits and claims	$(252)	$711	$649	$662	$22	$1,108	$1,632
Interest credited to policyholder account balances	561	537	561	569	556	1,659	1,567
Amortization of DAC and VOBA	153	149	148	148	150	450	451
Change in market risk benefits	289	(1,101)	893	(1,487)	610	81	(1,186)
Interest expense on debt	38	38	38	38	38	114	114
Other expenses	442	444	455	441	454	1,341	1,353
Total expenses	1,231	778	2,744	371	1,830	4,753	3,931
Income (loss) before provision for income tax	585	93	(354)	834	188	324	(412)
Provision for income tax expense (benefit)	104	8	(88)	162	10	24	(133)
Net income (loss)	481	85	(266)	672	178	300	(279)
Less: Net income (loss) attributable to noncontrolling interests	2	—	2	1	2	4	4
Net income (loss) attributable to Brighthouse Financial, Inc.	479	85	(268)	671	176	296	(283)
Less: Preferred stock dividends	26	25	26	25	26	77	77
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$453	$60	$(294)	$646	$150	$219	$(360)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Investments:
Fixed maturity securities available-for-sale	$81,537	$80,835	$80,640	$80,055	$83,298
Trading securities	528	520	365	—	—
Equity securities	78	74	73	77	87
Mortgage loans	22,862	22,993	23,051	23,286	22,938
Policy loans	1,439	1,425	1,436	2,024	1,387
Limited partnerships and limited liability companies	4,816	4,798	4,839	4,827	4,870
Short-term investments	778	1,170	1,569	1,868	1,812
Other invested assets	8,842	8,932	5,284	5,250	4,462
Total investments	120,880	120,747	117,257	117,387	118,854
Cash and cash equivalents	6,606	5,540	4,667	5,045	5,630
Accrued investment income	1,350	1,235	1,267	1,277	2,083
Reinsurance recoverables	20,400	20,701	20,454	20,515	20,085
Premiums and other receivables	844	557	734	611	607
DAC and VOBA	4,603	4,636	4,672	4,710	4,745
Current income tax recoverable	17	17	20	19	28
Deferred income tax asset	1,531	1,695	1,808	1,875	1,737
Market risk benefit assets	979	1,084	914	1,092	750
Other assets	342	348	364	370	324
Separate account assets	87,127	86,085	82,524	85,636	90,313
Total assets	$244,679	$242,645	$234,681	$238,537	$245,156
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$32,021	$31,974	$31,834	$31,475	$32,781
Policyholder account balances	88,703	88,046	85,618	87,989	87,678
Market risk benefit liabilities	8,529	8,051	9,165	8,329	9,580
Other policy-related balances	3,918	3,977	3,866	3,878	3,853
Payables for collateral under securities loaned and other transactions	4,347	3,994	3,904	3,891	3,764
Long-term debt	3,155	3,155	3,155	3,155	3,155
Other liabilities	10,451	11,625	9,311	9,160	8,442
Separate account liabilities	87,127	86,085	82,524	85,636	90,313
Total liabilities	238,251	236,907	229,377	233,513	239,566
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,893	13,918	13,939	13,927	13,953
Retained earnings (deficit)	(823)	(1,302)	(1,387)	(1,119)	(1,790)
Treasury stock	(2,688)	(2,687)	(2,644)	(2,572)	(2,512)
Accumulated other comprehensive income (loss)	(4,020)	(4,257)	(4,670)	(5,278)	(4,127)
Total Brighthouse Financial, Inc.’s stockholders’ equity	6,363	5,673	5,239	4,959	5,525
Noncontrolling interests	65	65	65	65	65
Total equity	6,428	5,738	5,304	5,024	5,590
Total liabilities and equity	$244,679	$242,645	$234,681	$238,537	$245,156

Earnings and
Select Metrics from
Segments

Financial Supplement	5

Statements of Adjusted Earnings by Segment (Unaudited, in millions)

	For the Three Months Ended September 30, 2025
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$68	$102	$—	$—	$170
Universal life and investment-type product policy fees	372	74	85	—	531
Net investment income	770	117	292	148	1,327
Other revenues	126	4	8	5	143
Total adjusted revenues	$1,336	$297	$385	$153	$2,171

Adjusted expenses
Policyholder benefits and claims	$125	$142	$(519)	$—	$(252)
Interest credited to policyholder account balances	357	30	61	103	551
Amortization of DAC and VOBA	131	22	—	—	153
Interest expense on debt	—	—	—	38	38
Other operating costs	348	54	32	8	442
Total adjusted expenses	961	248	(426)	149	932
Adjusted earnings (loss) before provision for income tax	375	49	811	4	1,239
Provision for income tax expense (benefit)	71	9	170	(9)	241
Adjusted earnings (loss) after provision for income tax	304	40	641	13	998
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	26	26
Adjusted earnings (loss)	$304	$40	$641	$(15)	$970

	For the Three Months Ended September 30, 2024
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$62	$117	$1	$—	$180
Universal life and investment-type product policy fees	396	70	94	—	560
Net investment income	729	112	275	178	1,294
Other revenues	127	4	7	5	143
Total adjusted revenues	$1,314	$303	$377	$183	$2,177

Adjusted expenses
Policyholder benefits and claims	$88	$247	$(313)	$—	$22
Interest credited to policyholder account balances	341	26	60	118	545
Amortization of DAC and VOBA	127	23	—	—	150
Interest expense on debt	—	—	—	38	38
Other operating costs	355	39	46	14	454
Total adjusted expenses	911	335	(207)	170	1,209
Adjusted earnings (loss) before provision for income tax	403	(32)	584	13	968
Provision for income tax expense (benefit)	76	(7)	121	(17)	173
Adjusted earnings (loss) after provision for income tax	327	(25)	463	30	795
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	26	26
Adjusted earnings (loss)	$327	$(25)	$463	$2	$767

Financial Supplement	6

Statements of Adjusted Earnings by Segment (Unaudited, in millions)

	For the Nine Months Ended September 30, 2025
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$193	$327	$2	$—	$522
Universal life and investment-type product policy fees	1,153	211	263	—	1,627
Net investment income	2,280	321	847	462	3,910
Other revenues	385	12	22	3	422
Total adjusted revenues	$4,011	$871	$1,134	$465	$6,481

Adjusted expenses
Policyholder benefits and claims	$333	$542	$233	$—	$1,108
Interest credited to policyholder account balances	1,069	85	179	312	1,645
Amortization of DAC and VOBA	384	66	—	—	450
Interest expense on debt	—	—	—	114	114
Other operating costs	1,053	152	97	39	1,341
Total adjusted expenses	2,839	845	509	465	4,658
Adjusted earnings (loss) before provision for income tax	1,172	26	625	—	1,823
Provision for income tax expense (benefit)	222	3	131	(17)	339
Adjusted earnings (loss) after provision for income tax	950	23	494	17	1,484
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	4	4
Less: Preferred stock dividends	—	—	—	77	77
Adjusted earnings (loss)	$950	$23	$494	$(64)	$1,403

	For the Nine Months Ended September 30, 2024
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$208	$354	$1	$—	$563
Universal life and investment-type product policy fees	1,231	112	233	—	1,576
Net investment income	2,107	340	906	524	3,877
Other revenues	386	11	22	10	429
Total adjusted revenues	$3,932	$817	$1,162	$534	$6,445

Adjusted expenses
Policyholder benefits and claims	$342	$552	$738	$—	$1,632
Interest credited to policyholder account balances	972	76	182	336	1,566
Amortization of DAC and VOBA	380	71	—	—	451
Interest expense on debt	—	—	—	114	114
Other operating costs	1,040	144	127	42	1,353
Total adjusted expenses	2,734	843	1,047	492	5,116
Adjusted earnings (loss) before provision for income tax	1,198	(26)	115	42	1,329
Provision for income tax expense (benefit)	226	(7)	23	(9)	233
Adjusted earnings (loss) after provision for income tax	972	(19)	92	51	1,096
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	4	4
Less: Preferred stock dividends	—	—	—	77	77
Adjusted earnings (loss)	$972	$(19)	$92	$(30)	$1,015

Financial Supplement	7
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Premiums	$68	$60	$65	$81	$62	$193	$208
Universal life and investment-type product policy fees	372	385	396	380	396	1,153	1,231
Net investment income	770	757	753	752	729	2,280	2,107
Other revenues	126	129	130	137	127	385	386
Total adjusted revenues	$1,336	$1,331	$1,344	$1,350	$1,314	$4,011	$3,932

Adjusted expenses
Policyholder benefits and claims	$125	$98	$110	$137	$88	$333	$342
Interest credited to policyholder account balances	357	354	358	379	341	1,069	972
Amortization of DAC and VOBA	131	127	126	125	127	384	380
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	348	342	363	359	355	1,053	1,040
Total adjusted expenses	961	921	957	1,000	911	2,839	2,734
Adjusted earnings before provision for income tax	375	410	387	350	403	1,172	1,198
Provision for income tax expense (benefit)	71	78	73	71	76	222	226
Adjusted earnings	$304	$332	$314	$279	$327	$950	$972

Financial Supplement	8
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Account value, beginning of period	$127,180	$120,963	$125,121	$128,234	$124,488
Premiums and deposits (2)	2,309	2,188	2,201	2,146	2,098
Withdrawals, surrenders and contract benefits	(4,594)	(4,190)	(4,156)	(4,273)	(4,078)
Net flows (3)	(2,285)	(2,002)	(1,955)	(2,127)	(1,980)
Investment performance (4)	6,129	8,758	(1,715)	(453)	6,318
Policy charges and other	(554)	(539)	(488)	(533)	(592)
Account value, end of period	$130,470	$127,180	$120,963	$125,121	$128,234

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$19,339	$19,355	$19,577	$19,840	$19,600
Premiums and deposits (2)	506	504	131	162	482
Withdrawals, surrenders and contract benefits	(1,615)	(688)	(562)	(646)	(425)
Net flows (3)	(1,109)	(184)	(431)	(484)	57
Interest credited	170	169	168	171	152
Other	56	(1)	41	50	31
Account value, end of period	$18,456	$19,339	$19,355	$19,577	$19,840

INSTITUTIONAL GROUP ANNUITIES ACCOUNT VALUE (1)
Institutional group annuities account value, end of period	$584	$566	$401	$370	$363

INCOME ANNUITIES (1)
Income annuity insurance liabilities, end of period	$4,755	$4,645	$4,583	$4,518	$4,654

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	9
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Shield Level Annuities (1)	$2,052	$1,925	$1,957	$1,893	$1,894	$5,934	$5,778
GMWB	115	109	103	98	79	327	257
GMDB only	55	67	58	72	54	180	180
GMIB	3	4	4	6	4	11	16
Total variable and Shield Level annuity sales	$2,225	$2,105	$2,122	$2,069	$2,031	$6,452	$6,231

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$126	$89	$26	$62	$141	$241	$492
Fixed deferred annuities	377	412	103	97	339	892	1,024
Single premium immediate annuities	1	2	5	6	10	8	32
Other fixed and income annuities	2	2	3	5	7	7	30
Total fixed and income annuity sales	$506	$505	$137	$170	$497	$1,148	$1,578

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Premiums	$102	$104	$121	$126	$117	$327	$354
Universal life and investment-type product policy fees	74	78	59	62	70	211	112
Net investment income	117	97	107	126	112	321	340
Other revenues	4	4	4	4	4	12	11
Total adjusted revenues	$297	$283	$291	$318	$303	$871	$817

Adjusted expenses
Policyholder benefits and claims	$142	$213	$187	$158	$247	$542	$552
Interest credited to policyholder account balances	30	28	27	29	26	85	76
Amortization of DAC and VOBA	22	22	22	23	23	66	71
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	54	53	45	44	39	152	144
Total adjusted expenses	248	316	281	254	335	845	843
Adjusted earnings (loss) before provision for income tax	49	(33)	10	64	(32)	26	(26)
Provision for income tax expense (benefit)	9	(7)	1	12	(7)	3	(7)
Adjusted earnings (loss)	$40	$(26)	$9	$52	$(25)	$23	$(19)

Financial Supplement	11
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Universal and variable universal life account value, beginning of period	$2,605	$2,597	$2,590	$2,579	$2,566
Premiums and deposits (1)	65	62	69	67	60
Withdrawals, surrenders and contract benefits	(36)	(41)	(46)	(31)	(30)
Net flows	29	21	23	36	30
Net transfers from (to) separate account	12	8	10	9	9
Interest credited	29	26	27	28	23
Policy charges and other	(60)	(47)	(53)	(62)	(49)
Universal and variable universal life account value, end of period	$2,615	$2,605	$2,597	$2,590	$2,579

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,632	$6,125	$6,419	$6,511	$6,231
Premiums and deposits	34	36	38	37	37
Withdrawals, surrenders and contract benefits	(89)	(71)	(92)	(73)	(69)
Net flows	(55)	(35)	(54)	(36)	(32)
Investment performance	341	605	(180)	10	376
Net transfers from (to) general account	(12)	(8)	(10)	(9)	(8)
Policy charges and other	(47)	(55)	(50)	(57)	(56)
Variable universal life account value, end of period	$6,859	$6,632	$6,125	$6,419	$6,511

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
LIFE SALES	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Total life sales	$38	$33	$36	$33	$30	$107	$87

	As of
LIFE INSURANCE IN-FORCE	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Whole Life
Life Insurance in-force, before reinsurance	$16,280	$16,441	$16,666	$16,904	$16,995
Life Insurance in-force, net of reinsurance	$2,799	$2,818	$2,855	$2,932	$2,903

Term Life
Life Insurance in-force, before reinsurance	$319,061	$325,210	$331,301	$337,199	$342,341
Life Insurance in-force, net of reinsurance	$263,178	$267,845	$272,711	$277,203	$280,706

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$41,500	$41,726	$41,735	$42,399	$43,179
Life Insurance in-force, net of reinsurance	$31,915	$32,026	$31,926	$32,459	$33,084

Financial Supplement	13
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Premiums	$—	$2	$—	$—	$1	$2	$1
Universal life and investment-type product policy fees	85	90	88	98	94	263	233
Net investment income	292	283	272	328	275	847	906
Other revenues	8	7	7	7	7	22	22
Total adjusted revenues	$385	$382	$367	$433	$377	$1,134	$1,162

Adjusted expenses
Policyholder benefits and claims	$(519)	$400	$352	$367	$(313)	$233	$738
Interest credited to policyholder account balances	61	58	60	61	60	179	182
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	32	29	36	39	46	97	127
Total adjusted expenses	(426)	487	448	467	(207)	509	1,047
Adjusted earnings (loss) before provision for income tax	811	(105)	(81)	(34)	584	625	115
Provision for income tax expense (benefit)	170	(22)	(17)	(7)	121	131	23
Adjusted earnings (loss)	$641	$(83)	$(64)	$(27)	$463	$494	$92

Financial Supplement	14
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Account value, beginning of period	$4,619	$4,710	$4,779	$4,848	$4,914
Premiums and deposits (1)	146	156	157	158	158
Withdrawals, surrenders and contract benefits	(20)	(42)	(20)	(25)	(19)
Net flows	126	114	137	133	139
Interest credited	39	39	40	42	41
Policy charges and other	(236)	(244)	(246)	(244)	(246)
Account value, end of period	$4,548	$4,619	$4,710	$4,779	$4,848

	As of
LIFE INSURANCE IN-FORCE	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$66,904	$67,445	$68,039	$68,528	$69,078
Life Insurance in-force, net of reinsurance	$32,556	$32,879	$33,212	$33,537	$33,879

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15
Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	148	155	159	170	178	462	524
Other revenues	5	3	(5)	2	5	3	10
Total adjusted revenues	$153	$158	$154	$172	$183	$465	$534

Adjusted expenses
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—
Interest credited to policyholder account balances	103	103	106	114	118	312	336
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	38	38	38	38	38	114	114
Other operating costs	8	20	11	(1)	14	39	42
Total adjusted expenses	149	161	155	151	170	465	492
Adjusted earnings before provision for income tax	4	(3)	(1)	21	13	—	42
Provision for income tax expense (benefit)	(9)	(3)	(5)	(5)	(17)	(17)	(9)
Adjusted earnings (loss) after provision for income tax	13	—	4	26	30	17	51
Less: Net income (loss) attributable to noncontrolling interests	2	—	2	1	2	4	4
Less: Preferred stock dividends	26	25	26	25	26	77	77
Adjusted earnings (loss)	$(15)	$(25)	$(24)	$—	$2	$(64)	$(30)

INSTITUTIONAL SPREAD MARGIN BUSINESS ACCOUNT BALANCE
Institutional spread margin business account balance, end of period	$9,850	$10,149	$10,092	$10,976	$11,033

Other Information

Financial Supplement	17

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
CHANGE IN MARKET RISK BENEFITS	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Market risk benefits mark-to-market	$(424)	$1,020	$(999)	$1,323	$(791)	$(403)	$780
Market risk benefits fees, net of claims	136	97	95	180	172	328	423
Ceded reinsurance	(1)	(16)	11	(16)	9	(6)	(17)
Total change in market risk benefits	$(289)	$1,101	$(893)	$1,487	$(610)	$(81)	$1,186

	For the Three Months Ended					For the Nine Months Ended
NET DERIVATIVE GAINS (LOSSES)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Net derivative gains (losses):
Variable annuity and Shield hedges	$1,310	$1,073	$(877)	$(379)	$835	$1,506	$1,039
Shield embedded derivatives	(1,694)	(2,103)	1,171	(286)	(976)	(2,626)	(3,490)
ULSG hedges	(10)	(154)	22	(361)	113	(142)	(196)
Other hedges and embedded derivatives	(16)	(54)	(5)	31	(71)	(75)	(57)
Subtotal	(410)	(1,238)	311	(995)	(99)	(1,337)	(2,704)
Investment hedge adjustments	—	1	—	3	6	1	28
Total net derivative gains (losses)	$(410)	$(1,237)	$311	$(992)	$(93)	$(1,336)	$(2,676)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Actuarial items and other insurance adjustments	$(709)	$—	$10	$48	$(524)	$(699)	$(158)
Total notable items (1)	$(709)	$—	$10	$48	$(524)	$(699)	$(158)

NOTABLE ITEMS BY SEGMENT
Annuities	$7	$—	$10	$48	$(20)	$17	$(20)
Life	(11)	—	—	—	66	(11)	139
Run-off	(705)	—	—	—	(570)	(705)	(277)
Corporate & Other	—	—	—	—	—	—	—
Total notable items (1)	$(709)	$—	$10	$48	$(524)	$(699)	$(158)

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Total Quarterly VA separate account gross returns	4.96%	7.59%	(0.54)%	(1.23)%	6.14%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	32.61%	32.54%	31.28%	32.36%	31.69%
Percent allocated to bond funds/other funds	9.13%	9.04%	9.58%	9.21%	9.02%
Percent allocated to target volatility funds	17.85%	17.81%	18.41%	18.03%	18.60%
Percent allocated to balanced funds	40.41%	40.61%	40.73%	40.40%	40.69%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	September 30, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$38,329	30.07%	$37,123	30.32%
Foreign corporate securities	11,696	9.17%	11,830	9.66%
Residential mortgage-backed securities	8,277	6.49%	7,287	5.95%
U.S. government and agency securities	6,629	5.20%	6,747	5.51%
Commercial mortgage-backed securities	6,096	4.78%	6,356	5.19%
Asset-backed securities	6,005	4.71%	6,312	5.16%
State and political subdivision securities	3,530	2.77%	3,441	2.81%
Foreign government securities	975	0.77%	959	0.79%
Total fixed maturity securities	81,537	63.96%	80,055	65.39%
Trading securities	528	0.41%	—	0.00%
Equity securities	78	0.06%	77	0.06%
Mortgage loans:
Commercial mortgage loans	12,634	9.91%	13,330	10.89%
Residential mortgage loans	5,867	4.60%	5,543	4.53%
Agricultural mortgage loans	4,566	3.58%	4,591	3.75%
Allowance for credit losses	(205)	(0.16)%	(178)	(0.15)%
Total mortgage loans, net	22,862	17.93%	23,286	19.02%
Policy loans	1,439	1.13%	2,024	1.65%
Limited partnerships and limited liability companies	4,816	3.78%	4,827	3.94%
Cash, cash equivalents and short-term investments	7,384	5.79%	6,913	5.65%
Other invested assets:
Derivatives:
Interest rate	288	0.23%	287	0.23%
Equity market	7,018	5.50%	3,265	2.67%
Foreign currency exchange rate	383	0.30%	564	0.46%
Credit	11	0.01%	19	0.02%
Total derivatives	7,700	6.04%	4,135	3.38%
ICOLI	808	0.63%	772	0.63%
FHLB common stock	217	0.17%	222	0.18%
Other	117	0.10%	121	0.10%
Total other invested assets	8,842	6.94%	5,250	4.29%
Total investments and cash and cash equivalents	$127,486	100.00%	$122,432	100.00%

	For the Three Months Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Adjusted net investment income yield (1)	4.40%	4.28%	4.25%	4.51%	4.26%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Nine Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY September 30, 2025 (2)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	PRELIMINARY September 30, 2025 (2)	September 30, 2024
Total revenues (Line 9)	$2,300	$1,455	$4,809	$3,175	$2,753	$8,564	$8,638
Total benefits and expenses before dividends to policyholders (Line 28)	$3,700	$2,360	$3,584	$3,219	$3,249	$9,644	$9,951

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$(1,300)	$(921)	$1,225	$(40)	$(502)	$(996)	$(1,316)
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	600	(643)	(784)	455	224	(827)	59
Net income (loss) (Line 35)	$(700)	$(1,564)	$441	$415	$(278)	$(1,823)	$(1,257)

						For the Nine Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY September 30, 2025 (2)	September 30, 2024
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$(1.3)	$(1.3)
Add: net realized capital gains (losses)						(0.7)	0.1
Add: change in total asset requirement at CTE98, net of the change in VA reserves						1.0	(1.6)
Add: unrealized gains (losses) on VA & Shield hedges, net of reinsurance, and other equity risk management strategies						1.9	0.6
Add: impact of actuarial items and other insurance adjustments						0.1	1.1
Normalized statutory earnings (loss)						$1.0	$(1.1)

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and nine months ended September 30, 2025.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY September 30, 2025 (2)	June 30, 2025	March 31, 2025	December 31, 2024 (3)	September 30, 2024
Total assets (Line 28)	$203,400	$202,943	$193,978	$198,370	$202,586
Total liabilities (Line 28)	$199,500	$198,900	$189,859	$194,491	$198,398
Total capital and surplus (Line 38)	$3,900	$4,043	$4,119	$3,879	$4,188

COMBINED TAC AND RBC RATIO (1), (4)
Combined total adjusted capital	$5,400	$5,560	$5,549	$5,373	$5,699
Combined risk-based capital ratio (5)	435%-455%	405%-425%	420%-440%	402%	400%-420%

DIVIDENDS PAID TO HOLDING COMPANY (1), (4)
Total dividends paid	$—	$—	$—	$—	$—

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of September 30, 2025.
(3) Includes a $100 million capital contribution to Brighthouse Life Insurance Company made subsequent to December 31, 2024.
(4) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(5) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement, and any related oral statements, contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Words such as “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and similar expressions or the negative of those expressions or verbs, identify forward-looking statements. Readers are cautioned that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only Brighthouse Financial’s beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside Brighthouse Financial’s control.

Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, differences between actual experience and actuarial assumptions and the effectiveness of Brighthouse Financial's actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of Brighthouse Financial's products; the effectiveness of Brighthouse Financial's risk management strategy and the impacts of such strategy on volatility in Brighthouse Financial's profitability measures and the negative effects on Brighthouse Financial's statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that Brighthouse Financial may utilize in connection with its risk management strategies; the impact of interest rates on Brighthouse Financial's future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to Brighthouse Financial, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in Brighthouse Financial's financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to Brighthouse Financial's reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, product mix, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; Brighthouse Financial's ability to market and distribute its products through distribution channels and maintain relationships with key distribution partners; any failure of third parties to provide services Brighthouse Financial needs, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance it needs from third parties; the ability of Brighthouse Financial's subsidiaries to pay dividends to it, and its ability to pay dividends to its shareholders and repurchase its common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on Brighthouse Financial's business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to Brighthouse Financial's ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, tariffs imposed or threatened by the U.S. or foreign governments, military actions or catastrophic events, on Brighthouse Financial's profitability measures as well as its investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that Brighthouse Financial's investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside Brighthouse Financial's control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on Brighthouse Financial's insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of Brighthouse Financial's products less attractive to consumers or increase our tax liability; the effectiveness of Brighthouse Financial's policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to Brighthouse Financial's reputation and impairment of its ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of Brighthouse Financial's separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact Brighthouse Financial; Brighthouse Financial’s ability to complete the merger on the timeframe or in the manner currently anticipated or at all, including due to a failure to obtain the regulatory approvals required for the closing of the merger or the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement; the effect of the pendency of the merger on Brighthouse Financial’s ongoing business and operations, including disruption to Brighthouse Financial’s business relationships, the diversion of management’s attention from ongoing business operations and opportunities, or the outcome of any legal proceedings that may be instituted against Aquarian Capital or Brighthouse Financial following announcement of the merger; restrictions on the conduct of Brighthouse Financial’s business prior to the closing of the merger and on Brighthouse Financial’s ability to pursue alternatives to the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; other factors that may affect future results of Brighthouse Financial; and management’s response to any of the aforementioned factors.

Furthermore, such forward-looking statements speak only as of the date of this press release. Except as required by law, the parties undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to the parties, (ii) that the parties currently deem to be immaterial or (iii) that could apply to any company could also materially adversely affect the future results of Brighthouse Financial. Additional information concerning certain

Financial Supplement	A-2

factors is contained in Brighthouse Financial’s SEC filings, including but not limited to its most recent Annual Report on Form 10-K, as well as subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
(x)	adjusted net investment income yield	(x)	net investment income yield
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends. Adjusted earnings was updated during the first quarter of 2025 in connection with the establishment of a trading portfolio comprised of certain fixed income securities. The Company did not have trading securities prior to the first quarter of 2025.

Adjusted earnings reflect adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

The following items are excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Investment gains (losses) on trading securities measured at estimated fair value through net investment income; and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following items are excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Change in fair value of the crediting rate on experience-rated contracts and market value adjustments on institutional group annuities that are economically offset by gains (losses) on the related trading securities (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

Adjusted net investment income is used by management to measure our performance, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments less investment gains (losses) on trading securities.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Adjusted Net Investment Income Yield

Similar to adjusted net investment income, adjusted net investment income yield is used by management as a performance measure that we believe enhances the understanding of our investment portfolio results. Adjusted net investment income yield represents adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.

Notable Items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE70

CTE70 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst thirty percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company

Holding company means, collectively, Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC.

Financial Supplement	A-6

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses) before capital gains tax (excluding gains (losses) and taxes transferred to the interest maintenance reserve), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, which are calculated at CTE70, and (iii) pre-tax unrealized gains (losses) associated with our variable annuities and Shield hedges, net of reinsurance, and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-7

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-8

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Nine Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Net income (loss) available to shareholders	$453	$60	$(294)	$646	$150	$219	$(360)
Less: Net investment gains (losses)	48	(39)	(83)	(73)	(60)	(74)	(222)
Less: Investment gains (losses) on trading securities	7	(6)	6	—	—	7	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(410)	(1,238)	311	(995)	(99)	(1,337)	(2,704)
Less: Change in market risk benefits	(289)	1,101	(893)	1,487	(610)	(81)	1,186
Less: Market value adjustments	(10)	6	(10)	14	(11)	(14)	(1)
Less: Provision for income tax (expense) benefit on reconciling adjustments	137	38	140	(91)	163	315	366
Adjusted earnings (loss)	970	198	235	304	767	1,403	1,015
Less: Notable items	709	—	(10)	(48)	524	699	158
Adjusted earnings, less notable items	$261	$198	$245	$352	$243	$704	$857

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$7.89	$1.02	$(5.04)	$10.79	$2.47	$3.78	$(5.82)
Less: Net investment gains (losses)	0.83	(0.68)	(1.42)	(1.22)	(0.98)	(1.28)	(3.59)
Less: Investment gains (losses) on trading securities	0.12	(0.10)	0.10	—	—	0.12	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(7.13)	(21.44)	5.34	(16.63)	(1.62)	(23.06)	(43.71)
Less: Change in market risk benefits	(5.02)	19.07	(15.33)	24.86	(10.01)	(1.40)	19.17
Less: Market value adjustments	(0.17)	0.10	(0.17)	0.23	(0.18)	(0.24)	(0.02)
Less: Provision for income tax (expense) benefit on reconciling adjustments	2.38	0.66	2.40	(1.52)	2.67	5.43	5.92
Less: Impact of inclusion of dilutive shares	—	—	0.03	—	—	—	0.09
Adjusted earnings (loss) per common share	16.87	3.43	4.01	5.07	12.58	24.21	16.32
Less: Notable items	12.33	—	(0.17)	(0.80)	8.60	12.06	2.54
Adjusted earnings, less notable items per common share	$4.54	$3.43	$4.17	$5.88	$3.99	$12.14	$13.78

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-9

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Net income (loss) available to shareholders	$865	$562	$511	$286	$(1,302)
Less: Net investment gains (losses)	(147)	(255)	(336)	(295)	(255)
Less: Investment gains (losses) on trading securities	7	—	6	—	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(2,332)	(2,021)	(1,454)	(3,699)	(3,404)
Less: Change in market risk benefits	1,406	1,085	340	2,673	523
Less: Market value adjustments	—	(1)	(1)	13	(22)
Less: Provision for income tax (expense) benefit on reconciling adjustments	224	250	304	275	664
Adjusted earnings	$1,707	$1,504	$1,652	$1,319	$1,192
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Brighthouse Financial, Inc.’s stockholders’ equity	$5,552	$5,107	$4,812	$4,753	$4,575
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity	3,853	3,408	3,113	3,054	2,876
Less: AOCI	(4,470)	(4,750)	(4,981)	(5,097)	(5,464)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,323	$8,158	$8,094	$8,151	$8,340
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Return on common equity	22.5%	16.5%	16.4%	9.4%	(45.3)%
Return on AOCI	(19.4)%	(11.8)%	(10.3)%	(5.6)%	23.8%
Return on common equity, excluding AOCI	10.4%	6.9%	6.3%	3.5%	(15.6)%
Less: Return on net investment gains (losses)	(1.8)%	(3.1)%	(4.2)%	(3.6)%	(3.1)%
Less: Return on investment gains (losses) on trading securities	0.1%	—%	0.1%	—%	—%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(28.0)%	(24.8)%	(18.0)%	(45.4)%	(40.8)%
Less: Return on change in market risk benefits	16.9%	13.3%	4.2%	32.8%	6.3%
Less: Return on market value adjustments	—%	—%	—%	0.2%	(0.3)%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	2.7%	3.1%	3.8%	3.3%	8.0%
Adjusted return on common equity, excluding AOCI	20.5%	18.4%	20.4%	16.2%	14.3%

Financial Supplement	A-10

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Total revenues	$1,816	$871	$2,390	$1,205	$2,018	$5,077	$3,519
Less: Net investment gains (losses)	48	(39)	(83)	(73)	(60)	(74)	(222)
Less: Investment gains (losses) on trading securities	7	(6)	6	—	—	7	—
Less: Net derivative gains (losses)	(410)	(1,237)	311	(992)	(93)	(1,336)	(2,676)
Less: Investment hedge adjustments	—	(1)	—	(3)	(6)	(1)	(28)
Total adjusted revenues	$2,171	$2,154	$2,156	$2,273	$2,177	$6,481	$6,445

Total expenses	$1,231	$778	$2,744	$371	$1,830	$4,753	$3,931
Less: Change in market risk benefits	289	(1,101)	893	(1,487)	610	81	(1,186)
Less: Market value adjustments	10	(6)	10	(14)	11	14	1
Total adjusted expenses	$932	$1,885	$1,841	$1,872	$1,209	$4,658	$5,116

Financial Supplement	A-11

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Nine Months Ended
NET INVESTMENT GAINS (LOSSES)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Investment portfolio gains (losses)	$52	$(5)	$(31)	$(53)	$(17)	$16	$(129)
Investment portfolio credit loss (provision) release and (writedowns)	(4)	(34)	(52)	(20)	(43)	(90)	(93)
Net investment gains (losses)	$48	$(39)	$(83)	$(73)	$(60)	$(74)	$(222)

	For the Three Months Ended
ADJUSTED NET INVESTMENT INCOME YIELD (1)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Investment income yield	4.54%	4.41%	4.39%	4.64%	4.40%
Investment fees and expenses	(0.14)%	(0.13)%	(0.14)%	(0.13)%	(0.14)%
Adjusted net investment income yield	4.40%	4.28%	4.25%	4.51%	4.26%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.